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                                                                       EXHIBIT 1


                                3,000,000 Shares
                                  DIACRIN, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                 _________, 2000


PAINEWEBBER INCORPORATED
NOMURA INTERNATIONAL PLC
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

                  Diacrin, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), proposes to sell an aggregate of 3,000,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), to you and to the other underwriters named in Schedule I (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 450,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

                  The public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.



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                  The Company confirms as follows its agreements with the
Representatives and the several other Underwriters.

                  1.       AGREEMENT TO SELL AND PURCHASE.

                           (a)      On the basis of the representations,
warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each Underwriter named on Schedule I, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the purchase price per share for the Firm Shares to be agreed upon by the Representatives and the Company in accordance with Section 1(c) or 1(d) hereof and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 hereof. Schedule I may be attached to the Price Determination Agreement.

                           (b)      Subject to all the terms and conditions of
this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 450,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

                           (c)      If the Company has elected to rely on Rule
430A, the public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date on which the Registration Statement (as hereinafter defined) becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 6 shall remain in effect.

                           (d)      If the Company has elected not to rely on
Rule 430A, the public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof, and an


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amendment to the Registration Statement containing such per share price information shall be filed before the Registration Statement becomes effective.

                  2. DELIVERY AND PAYMENT. The Firm Shares to be purchased by each Underwriter hereunder, in definitive form, and in such denominations and registered in such names as the Representatives may request upon at least 48 hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal Funds or similar same day funds to an account designated in writing by the Company to PaineWebber Incorporated at least one business day prior to the Closing Date (as hereinafter defined). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m.) after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date"). The Company will cause the certificates representing the Firm Shares to be made available for checking and packaging at least 24 hours prior to the Closing Date at the office of DTC or its designated custodian (the "Designated Office").

                  To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

                  The documents to be delivered to the Representatives on or prior to the Closing Date or the Option Closing Date, as the case may be, under
Section 5 hereof will be delivered to the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 and the Shares shall be delivered to the Designated Office.

                  The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and Option Shares.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and covenants to each Underwriter that:

                           (a)      The Company meets the requirements for use
of Form S-3 and a registration statement (Registration No. 333-30968) on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of


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the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                           (b)      On the Effective Date, the date the
Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times prior to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the


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statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this
Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the Company and the Underwriters acknowledge that the information set forth on the cover page of the Prospectus with respect to the price to the public and underwriting discounts and commissions and the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the preliminary prospectus, the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                           (c)      The documents which are incorporated by
reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

                           (d)      The Company is, and at the Closing Date, or
the Option Closing Date, as the case may be, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Diacrin/Genzyme LLC (the "Joint Venture") is, and at the Closing Date, or the Option Closing Date, as the case may be, will be, a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company and the Joint Venture has, and at the Closing Date or the Option Closing Date, as the case may be, will have, full power and authority to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Company and the Joint Venture is, and at the Closing Date or the Option Closing Date, as the case may be, will be, duly licensed or qualified to do business and in good standing as a foreign corporation or limited liability company, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary and where the failure to be so licensed or qualified would have a material adverse effect on the Company or the Joint Venture. Except for its 50% equity interest in the Joint Venture, the Company does not own, and at the Closing Date or the Option Closing Date, as the case may be, will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and the Certificate of Formation and the Operating Agreement of the Joint Venture and all amendments thereto


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have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

                           (e)      The outstanding shares of Common Stock and
the Company's other capital stock have been duly authorized, validly issued, fully paid and nonassessable and are not, from and after the Closing Date, subject to any preemptive or similar right. The description of the Company's capital stock in the Registration Statement and the Prospectus is, and at the Closing Date or, if later, the Option Closing Date, will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, other than options to purchase common stock granted by the Company after the date as of which information is provided in the Prospectus.

                           (f)      The Shares have been duly authorized and,
upon their issuance pursuant to the terms described in the Prospectus and this Agreement, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right.

                           (g)      The financial statements and schedules
included or incorporated by reference in the Registration Statement or the Prospectus present fairly the financial condition of each of the Company and the Joint Venture as of the respective dates thereof and the results of operations and cash flows of each of the Company and the Joint Venture for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company or the Joint Venture are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Arthur Andersen LLP and PriceWaterhouseCoopers LLC (the "Accountants") who have reported on the financial statements and schedules of the Company and the Joint Venture, respectively, are each independent accountants with respect to the Company and the Joint Venture, respectively, as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                           (h)      Each of the Company and the Joint Venture
maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for


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assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (i)      Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus and prior to the Closing Date or, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than the grant or exercise of options approved by the Board of Directors pursuant to the Company's option plans described in the Prospectus or the exercise of warrants to purchase the Company's common stock outstanding as of the date of the Prospectus), or any material change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Joint Venture, taken as a whole, arising for any reason whatsoever, (ii) neither the Company nor the Joint Venture has incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than, with respect to the Company, pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                           (j)      The Company is not an "investment company"
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                           (k)      Except as set forth in the Registration
Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Company or the Joint Venture or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or the Joint Venture or any of their respective directors or officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could reasonably be expected to have a material adverse effect on the Company or the Joint Venture or its business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Joint Venture, taken as a whole.

                           (l)      Except as disclosed in the Prospectus, each
of the Company and the Joint Venture has, and at the Closing Date and, if later, the Option Closing Date, will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus which if the Company or the Joint Venture did not possess, would have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Joint Venture, taken as a whole, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business, except where any violation would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Joint Venture, taken as a whole, (iii) performed in all material respects


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all its obligations required to be performed by it, and is not, and at the
Closing Date or, if later, the Option Closing Date, will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, except where such defaults would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Joint Venture, taken as a whole, and (iv) complied in all respects with the provisions of its certificate of incorporation and by-laws or Certificate of Formation and Operating Agreement, as the case may be, and is not, and at the Closing Date, and, if later, the Option Closing Date, will not be, in violation of any provision of its certificate of incorporation or by-laws or Certificate of Formation and Operating Agreement, as the case may be. To the knowledge of the Company, no other party under any material contract or other agreement to which the Company or the Joint Venture is a party is in default in any material respect thereunder.

                           (m)      No consent, approval, authorization or order
of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

                           (n)      The Company has full corporate power and
authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except as enforceability may be limited (i) by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and limitations on equitable remedies (including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing), (ii) by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (iii) with regard to provisions relating to indemnity or contribution for liabilities arising under federal and state securities laws. The performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under "Use of Proceeds" will not (A) result in the creation or imposition of any lien, charge or encumbrance upon any of the material assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under the certificate of incorporation or by-laws of the Company, or any statute, judgment, ruling, decree, order, rule or regulation of any court or other governmental agency or body applicable to the business of the Company which breach, violation, conflict or default could have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or


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results of operations of the Company, or (B) result in the creation or imposition of a lien, charge or encumbrance upon any of the material assets of the Company pursuant to the terms or provisions of, or result in a material breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound or affected, which breach, violation, conflict or default could have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                           (o)      Each of the Company and the Joint Venture
has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or the Joint Venture. Each of the Company and the Joint Venture has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company or the Joint Venture.

                           (p)      There is no document or contract of a
character required by the Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All material contracts to which the Company or the Joint Venture is a party have been duly authorized, executed and delivered by the Company or the Joint Venture, as the case may be, constitute valid and binding agreements of the Company or the Joint Venture, as the case may be, and are enforceable against the Company or the Joint Venture, as the case may be, in accordance with the terms thereof, except as enforceability may be limited (i) by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and limitations on equitable remedies (including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing), (ii) by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (iii) with regard to provisions relating to indemnity or contribution for liabilities arising under federal and state securities laws and (iv) limitations on the enforceability of agreements not to compete.

                           (q)      No statement, representation, warranty or
covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                           (r)      Neither the Company nor, to the Company's
knowledge, any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.


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                           (s)      Except as disclosed in the Prospectus and as
have been duly and validly waived with respect to the offering of the Shares, no holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

                           (t)      The Shares have been approved for listing by
the Nasdaq National Market.

                           (u)      Neither the Company nor the Joint Venture is
involved in any material labor dispute nor, to the Company's knowledge, is any such dispute threatened.

                           (v)      Each of the Company and the Joint Venture
owns, or is licensed or otherwise has the full right to use, all patents, patent rights, licenses, inventions, trademarks, service marks, trade secrets, trade names, copyrights, know-how and proprietary techniques, including processes and substances, and other intellectual property rights, described or referred to in the Prospectus as owned or used by it or, except as disclosed in the Prospectus, which are necessary for the conduct of its business, without material change from that described in the Prospectus, which, if the Company or the Joint Venture did not own or otherwise have the right to use, could result in a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Joint Venture, taken as a whole. No claims have been asserted by any person against the Company or, to the best of the Company's knowledge, the Joint Venture, to the use of any of their respective intellectual property rights or challenging or questioning the validity or effectiveness of any such intellectual property rights. The use, in connection with the business and operations of the Company or the Joint Venture, of such intellectual property rights does not and will not, to the Company's knowledge, infringe on the valid intellectual property rights of any person.

                           (w)      None of the Company, the Joint Venture or,
to the Company's knowledge, any employee or agent of the Company or the Joint Venture has made any payment of funds of the Company or the Joint Venture or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

                           (x)      Neither the Company nor the Joint Venture
has received any communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any collaborative research, employment, consulting, licensing, marketing, research and development, cooperative or any similar agreement which is material to the Company and the Joint Venture, taken as a whole, and to which the Company or the Joint Venture is a party, including without limitation all agreements filed by the Company as exhibits to the Registration Statement.

                           (y)      Except as described in the Prospectus, each
of the Company and the Joint Venture maintains insurance of the types and in amounts generally deemed adequate for its business as presently conducted and consistent with insurance coverage


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maintained by similar companies and businesses, all of which insurance is in full force and effect.

                           (z)      Neither the Company nor, to the Company's
knowledge, the Joint Venture (i) has received notice of violation of any applicable environmental, health or safety statute, regulation, ordinance, decree or permit binding upon it with respect to its business which it has not corrected, (ii) has failed or is failing to comply in any material respect with any applicable environmental, health or safety law, regulation or permit and
(iii) is subject to any judgment, order, writ, injunction or decree of any court, governmental authority, agency or arbitration panel with respect to any environmental, health or safety matter.

                           (aa)     Each of the Company and the Joint Venture
has filed all necessary income tax returns and all necessary state income, franchise, sales and use tax returns as required by law or regulation, domestic or foreign, and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against it or the Joint Venture which could materially and adversely affect the business of the Company and the Joint Venture, taken as a whole; all tax liabilities are adequately provided for on the books of the Company and the Joint Venture.

                           (bb)     To the Company's knowledge, if any full-time
employee identified in the Prospectus has entered into any noncompetition, nondisclosure, confidentiality or other similar agreement with any other party other than the Company, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the Prospectus or such person's performance of such person's obligations to the Company; and the Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any noncompetition, nondisclosure, confidentiality or similar agreement.

                           (cc)     With respect to each employee benefit plan,
program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company, or with respect to which the Company could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the Company's knowledge, there exists no condition or set of circumstances, in connection with which the Company could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                  4. AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters as follows:

                           (a)      The Company will not, either prior to the
Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                           (b)      The Company will use its best efforts to
cause the Registration Statement to become effective (if it is not already effective), and will notify the Representatives promptly, and, if requested, will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period which the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

                           (c)      The Company will furnish to the
Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                           (d)      The Company will comply with all the
provisions of any undertakings contained in the Registration Statement.

                           (e)      On the Effective Date, and thereafter from
time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                           (f)      Prior to any public offering of the Shares
by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; PROVIDED, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                           (g)      During the period of five years commencing
on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                           (h)      The Company will make generally available to
holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                           (i)      Whether or not the transactions contemplated
by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the word processing, printing and reproduction of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the Nasdaq National Market,
(6) any filings required to be made by the Underwriters with the NASD, and the reasonable fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company, (9) the transfer agent for the Shares and (10) the Accountants.

                           (j)      If this Agreement shall be terminated by the
Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 8) or if for any reason the Company shall be unable to perform its obligations hereunder and this Agreement is terminated by the Underwriters as a result thereof, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                           (k)      The Company will not at any time, directly
or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                           (l)      The Company will apply the net proceeds from
the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds".

                           (m)      The Company will not, and will cause each of
its executive officers, directors and each beneficial owner of more than 5% of the outstanding shares of Common Stock, other than the State of Wisconsin Investment Board, to enter into agreements with the Representatives in the form set forth in Exhibit B to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Shares, without the prior written consent of the Representatives, offer to sell, contract to sell, grant any option for the sale of or otherwise dispose of any shares of Common Stock or securities convertible into Common Stock or rights to acquire such shares (other than by the Company pursuant to stock option plans or in connection with other employee incentive compensation arrangements) or in connection with the warrants outstanding as of the date of the Prospectus.

                  5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

                           (a)      Notification that the Registration Statement
has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

                           (b)      (i) No stop order suspending the
effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission,
(ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or, to the Company's knowledge, contemplated by the Commission or the authorities of any such jurisdiction,
(iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and, if applicable, the Option Closing Date and signed on behalf of the Company by the Chief Executive Officer of the Company and the principal financial officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i),
(ii) and (iii).

                           (c)      Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company or the Joint Venture, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor the Joint Venture shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

                           (d)      Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company, the Joint Venture or any of the Company's officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or the Joint Venture.

                           (e)      Each of the representations and warranties
of the Company contained herein shall be true and correct in all material respects at the Closing Date, as if made at the Closing Date, and, with respect to the Option Shares, at the Option Closing Date, as if made at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with in all material respects.

                           (f)      The Representatives shall have received an
opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Hale and Dorr LLP, counsel to the Company, to the effect set forth in Exhibit C.

                           (g)      The Representatives shall have received an
opinion, dated the Closing Date and the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Lahive & Cockfield, patent counsel to the Company,

                           (h)      The Representatives shall have received an
opinion, dated the Closing Date and, with respect to the Option Shares, dated the Option Closing Date, from Shearman & Sterling, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

                           (i)      Concurrently with the execution and delivery
of this Agreement or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, each of the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company or the Joint Venture, as the case may be, as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information for the Company or the Joint Venture, as the case may be, contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Shares, the Option Closing Date, each of the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from such Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                           (j)      At the Closing Date and, as to the Option
Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed on behalf of the Company by each of the Chief Executive Officer and the principal financial officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i)      Each signer of such certificate has
         carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not untrue or misleading and
         (B) since the Effective Date or, if the Company elects to rely on Rule 430A, since the date of the Prospectus, to his knowledge, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

                                    (ii)     Each of the representations and
         warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

                                    (iii)    Each of the covenants required
         herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed in all material respects and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with in all material respects; and

                                    (iv)     Since the respective dates as of
         which information is given in the Registration Statement and the Prospectus, (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company or the Joint Venture, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (B) neither the Company nor the Joint Venture has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus.

                           (k)      On or prior to the Closing Date, the
Representatives shall have received the executed agreements referred to in
Section 4(m).

                           (l)      The Shares shall be qualified for sale in
such states as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                           (m)      Prior to the Closing Date, the Shares shall
have been duly authorized for listing by the Nasdaq National Market upon official notice of issuance.

                           (n)      The National Association of Securities
Dealers, Inc. shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

                           (o)      The Company shall have furnished to the
Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

                  6.       Indemnification.

                           (a)      The Company will indemnify and hold harmless
each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or
(ii) above (provided that the Company shall not be liable under this clause
(iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such underwriter through its gross negligence or willful misconduct); provided that
(i) the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus and (ii) the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, charge or damage arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in any preliminary prospectus which is corrected in the Prospectus if the person asserting such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                           (b)     Each  Underwriter  will indemnify and hold
harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

                           (c)      Any party that proposes to assert the right
to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6 (c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                           (d)      In order to provide for just and equitable
contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                           (e)      The indemnity and contribution agreements
contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Shares and payment therefore or (iii) any termination of this Agreement.

                  7. TERMINATION. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the Company's business, properties, business prospects, condition (financial or otherwise) or results of operations, (ii) trading in any of the equity securities of the Company shall have been suspended by the Commission, the NASD, by an exchange that lists the Shares or by the Nasdaq Stock Market, (iii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either Federal or New York State authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

                  8. SUBSTITUTION OF UNDERWRITERS. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  9. MISCELLANEOUS. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, Building 96, 13th Street, Charlestown Navy Yard, Charlestown, Massachusetts 02129, Attention: President, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Steven D. Singer, Esq. or
(b) if to the Underwriters, to the Representatives at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Corporate Finance Department with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Danielle Carbone. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

                  This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

                  All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its controlling persons and shall survive delivery of and payment for the Shares hereunder.

                  Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by PaineWebber Incorporated.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  The Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

                  This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representatives and the Company.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.


                                                  Very truly yours,

                                                  DIACRIN, INC.

                                                  By:
                                                     ---------------------
                                                      Title:

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
NOMURA INTERNATIONAL PLC
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule I hereof.

PAINEWEBBER INCORPORATED

By:
         ----------------------------
         Title:


NOMURA INTERNATIONAL PLC

By:
         -----------------------------
         Title:

                                                                      SCHEDULE I



                                  UNDERWRITERS

                                                            Number of
  Name of                                                   Firm Shares
Underwriters                                                to be Purchased
------------                                                ---------------

PaineWebber Incorporated..............................

Nomura International plc..............................
                                                            ----------------




Total ................................................      3,000,000
                                                            --------------------

                                                                       EXHIBIT A





                                  DIACRIN, INC.


                          PRICE DETERMINATION AGREEMENT


_________, 2000

PAINEWEBBER INCORPORATED
NOMURA INTERNATIONAL PLC
 As Representatives of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

                  Reference is made to the Underwriting Agreement, dated ______, 2000 (the "Underwriting Agreement"), among Diacrin, Inc., a Delaware corporation (the "Company") and the several Underwriters named in Schedule I thereto or hereto (the "Underwriters"), for whom PaineWebber Incorporated and Nomura International plc are acting as representatives (the "U.S. Representatives"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 3,000,000 shares (the "Firm Shares") of the Company's common stock, par value $0.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

                  Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives as follows:

                  The initial public offering price per share for the Firm Shares shall be $_______.

                  The purchase price per share for the Firm Shares to be paid by the several Underwriters shall be $_______ representing an amount equal to the initial public offering price set forth above, less $______ per share.

                  The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in
Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

                  As contemplated by the Underwriting Agreement, attached as
Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

                  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                               Very truly yours,

                                               DIACRIN, INC.

                                               By:
                                                  ---------------------
                                                  Title:

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
NOMURA INTERNATIONAL PLC
Acting on behalf of itself
themselves and as the
Representatives of the
other several Underwriters
named in Schedule I hereof.

PAINEWEBBER INCORPORATED

By:
         ----------------------------
         Title:


NOMURA INTERNATIONAL PLC

By:
         -----------------------------
         Title:

                                                                       EXHIBIT B


                                                              __________, 2000

PAINEWEBBER INCORPORATED
NOMURA INTERNATIONAL plc
 As Representatives of the
 several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

                  In consideration of the agreement of the several Underwriters, for which PaineWebber Incorporated and Nomura International plc (the "Representatives") intend to act as Representatives to underwrite a proposed public offering (the "Offering") of 3,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock") of Diacrin, Inc., a Delaware corporation, as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-3 (Registration No. 333-30968), the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such shares, without the prior written consent of PaineWebber Incorporated, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, or require the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 to register any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934).

                                             Very truly yours,

                                       By:
                                          ------------------------


                               Print Name:
                                          ------------------------

                                                                       EXHIBIT C





                               FORM OF OPINION OF
                             COUNSEL TO THE COMPANY
                             ----------------------


                                    [TO COME]